UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2017

Date of Report

(Date of Earliest Event Reported)

EVERYTHINGAMPED CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000- 55386	47-3165462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Erb Street, Unit 504

Waterloos, Ontario, Canada N2J 4A4

(Address of Principal Executive Offices)

226-749-4367

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Appointment of Director and Chief Financial Officer

On February 16, 2017, Everythingamped, Inc. (the “Company”) consummated a private placement of 472,491 restricted shares of its common stock to six accredited investors at a purchase price of $0.45 per share for a total purchase price of $212,621. The transaction was a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. Pursuant to the provisions of the securities purchase agreements entered into by the Company and the investors, the shares issued pursuant thereto shall be registered for resale on a Registration Statement on Form S-1 to be filed by the Company upon filing of its Annual Report on Form 10-K for the year ended December 31, 2016.

ITEM 9.01 EXHIBIT

10.1 Form of Common Stock Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: February 23, 2017
/s/ David Boulette
Chief Executive Officer